Vanguard® Baillie Gifford Global Positive Impact Stock Fund
Schedule of Investments (unaudited)
As of March 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.2%)
Brazil (2.1%)
*	NU Holdings Ltd. Class A	374,329	5,379
Canada (0.9%)
*	Shopify Inc. Class A (XTSE)	18,367	2,179
China (2.0%)
	Contemporary Amperex Technology Co. Ltd. Class A (XSHE)	86,266	5,104
France (2.8%)
	Schneider Electric SE	25,357	6,907
India (2.8%)
	HDFC Bank Ltd.	880,738	6,899
Indonesia (2.0%)
	Bank Rakyat Indonesia Persero Tbk PT	25,326,917	5,061
Italy (2.2%)
	Prysmian SpA	46,036	5,436
Kazakhstan (1.6%)
*	Kaspi.KZ JSC ADR (Registered)	53,627	3,972
Netherlands (6.8%)
	ASML Holding NV	12,701	16,889
Singapore (4.2%)
*	Grab Holdings Ltd. Class A	1,862,460	6,817
*	Sea Ltd. ADR	45,793	3,792
			10,609
Sweden (4.1%)
	Epiroc AB Class B	303,418	6,499
	Beijer Ref AB Class B	276,034	3,827
			10,326
Switzerland (3.8%)
	Sandoz Group AG	120,588	9,448
Taiwan (9.3%)
	Taiwan Semiconductor Manufacturing Co. Ltd. (XTAI)	404,000	23,365
United Kingdom (5.2%)
	Prudential plc (XLON)	481,541	6,695
	Sunbelt Rentals Holdings Inc.	99,380	6,340
			13,035
United States (49.4%)
	Deere & Co.	24,101	13,576
	Microsoft Corp.	27,640	10,231
	New York Times Co. Class A	118,603	9,931
	Ecolab Inc.	33,426	8,892
*	Remitly Global Inc.	561,788	8,803
*	Alnylam Pharmaceuticals Inc.	25,867	8,559
*	MercadoLibre Inc.	4,474	7,736
*	Autodesk Inc.	31,446	7,528
*	Illumina Inc.	57,883	7,135
*	Dexcom Inc.	102,349	6,428
*	Veeva Systems Inc. Class A	34,918	6,134
*	Insulet Corp.	21,344	4,479
*	ARM Holdings plc ADR	29,325	4,436
*	Vertex Pharmaceuticals Inc.	9,709	4,335

		Shares	Market Value ($000)
*	Coursera Inc.	707,193	4,116
*	Duolingo Inc.	32,789	3,232
*	Savers Value Village Inc.	387,416	2,882
*	Joby Aviation Inc.	260,593	2,152
*	Rivian Automotive Inc. Class A	95,962	1,444
*	Billiontoone Inc. Class A	10,258	810
*	PROCEPT BioRobotics Corp.	22,453	562
*,1	ABIOMED Inc. CVR	16,638	17
			123,418
Total Common Stocks (Cost $200,544)			248,027
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2]	Vanguard Market Liquidity Fund, 3.687% (Cost $437)	4,370	437
Total Investments (99.4%) (Cost $200,981)			248,464
Other Assets and Liabilities—Net (0.6%)			1,450
Net Assets (100%)			249,914
Cost is in $000.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of March 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	130,959	—	17	130,976
Common Stocks—Other	14,581	102,470	—	117,051
Temporary Cash Investments	437	—	—	437
Total	145,977	102,470	17	248,464